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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration file No. 333-39828, 333-39750 and 333-91537) of Cobalt Networks, Inc of our report dated March 31, 2000, except for note 13, which is as of May 23, 2000, relating to the financial statements of Chili!Soft, Inc., which appears in this Form 8-K/A.



PricewaterhouseCoopers LLP
San Jose, California
August 4, 2000